SECURITIES AND EXCHANGE COMMISSION



                              Washington, D.C. 20549







                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 12, 1996




                            American Filtrona Corporation
              (Exact name of registrant as specified in its charter)


          Virginia                     0-7163                    54-0574583

(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                 File Number)          Identification No.)



 3951 Westerre Parkway, Suite 300, Richmond, Virginia        23233

      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     (804) 346-2400



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Item 5.      Other Events.

             On December 12, 1996, American Filtrona Corporation issued the press release attached hereto as Exhibit 99.1, announcing that it has entered into a letter of intent with WBT Holdings, LLC regarding the proposed sale of American Filtrona. A copy of the letter of intent is attached hereto as
Exhibit 99.2.

Item 7.      Exhibits.

EX-99.1      American Filtrona Corporation - Press Release (December 12, 1996)

EX-99.2 Letter of Intent between American Filtrona Corporation and WBT Holdings, LLC dated as of December 12, 1996

                                     SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      American Filtrona Corporation
                                            (Registrant)


Date:  December 18, 1996        By:  /s/ John D. Barlow, Jr.
                                         John D. Barlow, Jr.
                                         Vice President - Finance

                                     EXHIBITS

Exhibit Number and Description

      99.1   American Filtrona Corporation - Press Release (December 12, 1996)

      99.2 Letter of Intent between American Filtrona Corporation and WBT Holdings, LLC dated as of December 12, 1996